EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT

                                December 31, 2001


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                          REDWOOD EMPIRE BANCORP (REB)
                             Santa Rosa, California
                            a California corporation
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Redwood Statutory Trust I                                       National Bank of the Redwoods
Santa Rosa, California                                          Santa Rosa, California
a Connecticut statutory trust                                   a national bank
Owned 100% by REB                                               Owned 100%by REB
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Valley Financial Mortgage Corporation          Redwood Merchant Services, Inc.          Allied Diversified Credit
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Santa Rosa, California                         Santa Rosa, California                   Santa Rosa, California
a California corporation                       a California corporation                 a California corporation
(dba Santa Rosa Mortgage and                   Owned 100% by NBR                        Owned 100% by NBR
Investment Company)                            Inactive                                 Inactive
Owned 100% by NBR
Inactive

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